UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2014

TetraLogic Pharmaceuticals Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On April 7, 2014, TetraLogic Pharmaceuticals Corporation (the “Company”) issued a press release relating to the entry into a definitive agreement to acquire Shape Pharmaceuticals, Inc.  A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The Company is also furnishing a Corporate Presentation dated April 2014 (the “Corporate Presentation”), attached as Exhibit 99.2 hereto, which the Company may use from time to time beginning on April 8, 2014 in presentations to investors and other stakeholders.  The Corporate Presentation will also be available on the Company’s website at http://ir.tetralogicpharma.com.

Item 9.01              Financial Statements and Exhibits.

Exhibits

99.1        Press release issued by the Company on April 7, 2014 relating to the entry into a definitive agreement to acquire Shape Pharmaceuticals, Inc. (furnished and not filed for purposes of Item 7.01)

99.2        Corporate Presentation dated April 2014 (furnished and not filed for purposes of Item 7.01)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2014	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Richard L. Sherman
Name: Richard L. Sherman
Title: Senior Vice President, Strategic Transactions, General Counsel and Secretary

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